Exhibit 99.2
Q3 2023 Earnings Presentation November 9, 2023

2 Disclaimers Forward Looking Statements This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although the Company believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect the Company’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company’s forward-looking statements: the ability of the Company to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that the Company may be adversely impacted by global economic, business, competitive and/or other factors; the outcome of any legal proceedings that may be instituted against the Company or others; future exchange and interest rates; and other risks and uncertainties indicated in this report, including those under “Risk Factors” in filings that have been made or will be made with the SEC. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. The Company believes EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are useful to investors in evaluating the Company’s financial performance. The Company uses these measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and to measure incentive compensation, as we believe that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling the Company to evaluate and plan more effectively for the future. Due to the forward-looking nature of the financial guidance included below, specific quantification of the charges excluded from the non-GAAP financial measures included in such financial guidance, including with respect to depreciation, amortization, interest, and taxes, that would be required to reconcile the non GAAP financial measures included in such financial guidance to GAAP measures are not available, so it is not feasible to provide accurate forecasted non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking non-GAAP financial measures is included. In addition, the Company’s debt agreements contain covenants that use a variation of these measures for purposes of determining debt covenant compliance. The Company believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are significant components in understanding and assessing the Company’s financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity and may be different from similarly titled non-GAAP measures used by other companies. Please refer to the tables below for the reconciliation of net income to EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources.

Summary Enhanced Arculus Authenticate (hardware passkeys received official designation as Microsoft FIDO2 security key vendor) and Arculus Cold Storage offering (hardware integration with MetaMask, substantial expansion of digital asset support through custom tokens, and cross-chain DeFi capabilities via WalletConnect across major chains) Revised full year net sales outlook to be in the range of $386mm to $392mm (vs. previously $400mm to $425mm) and maintained low end of adjusted EBITDA outlook of $141mm to $146mm (vs. previously $145mm to $155mm) Card issuers and networks reported continued growth amid consumer resiliency while maintaining investments in customer acquisition and rewards despite the macroeconomic uncertainty Net Sales: Q3 ’23 vs. Q3 ‘22 decreased 6% to $97mm compared to $103mm driven by strongest domestic quarter ever offset by international business softness due to global economic uncertainty; YTD up 2% to $291mm vs. $285mm prior year 1 Adjusted EBITDA is a non-GAAP financial measure. For reconciliation of Adjusted EBITDA to the most directly comparable measure prepared in accordance with GAAP, please see the Appendix 3 Adjusted EBITDA1 : Q3 ‘23 vs. Q3 ‘22 increased 9% to $35mm compared to $33mm in part due to operating expense controls offset by gross margin decrease; YTD up 2% to $108mm compared to $106mm prior year

4 Key Highlights Payment Card Ø Record quarterly domestic net sales in Company’s history Ø New metal card programs • American Express Hilton Aspire • American Express SAS Elite • Axis Magnus Ø Continued progress across new product innovations – Lux Glass, Dynamic EVC, Biometrics, and LED Industry Conferences Ø Strong presence at Finovate Fall (September in New York) and Money 20/20 USA (October in Las Vegas) Ø Planning to attend Singapore FinTech Festival in November – Company’s first Asia-Pacific event

5

Key Highlights

Arculus Authenticate

- Hardware passkeys received official designation as a Microsoft FIDO2 security key vendor – compatible within ecosystem
- Offers users a reliable and user-friendly secure passwordless authentication solution – can be integrated into payment card



Arculus Cold Storage

- Custom tokens across three additional chains – Binance Smart Chain, Ethereum, and Polygon – supporting 95% of crypto tokens by market cap
- Expanded Arculus integration with MetaMask, bolstering security by enabling the Arculus card as a signing device for safe offline private key storage
- Cross-chain DeFi capabilities via WalletConnect across major chains – Binance Smart Chain, Ethereum, Polygon, and Avalanche
- Increased foreign currency and language capabilities to target B2B global prospects
- Staking compatibility across Cardano network – allows holders to earn rewards


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-32% 30% 14% 4% 51% 9% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% Q1 '20Q2 '20Q3 '20Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22Q3 '22Q4 '22 Q1 '23 Q2 '23Q3 '23 American Express JP Morgan Chase Recent Trends across Payment Cards 1 American Express & JP Morgan Chase Earnings Presentations 2American Express Earnings Presentations CompoSecure’s Largest Customers Report Continued Purchase Volume Growth vs. Prior Year Year over Year Purchase Volume Growth1 6 American Express is Trending Towards Another Successful Acquisition Year Behind Robust Investments YoY Card Growth 4% 63% 29% 46% 28% YoY Marketing & Bus Dev Spend Growth (16%) 140% 86% 59% 43% 31% 33% 13% 27% (5%) 11% 21% 13% New Card Acquisitions & Investment2 2.9 2.6 2.5 1.0 1.4 1.7 2.1 2.4 2.6 2.7 3.0 3.2 3.3 3.0 3.4 3.0 2.9 - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 Q3 '19 Q4 '19 Q1 '20 Q2 '20Q3 '20Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 New Cards (MM) Marketing & Business Development Spend ($B) (4%) (6%) (1%) (12%)

7

Card Issuer and Payment Network Sentiment

AMERICAN EXPRESS

"We feel really good about the quality of our new card acquisitions, which I talked about earlier, and I **continue to see great demand for our products across a wide range of attractive investment opportunities**.

Given this strong set of opportunities, I would expect to increase our marketing spend in the balance of this year, and we're confident that our sophisticated acquisition engine will continue to do so in an efficient way.

We've invested approximately $5.5 billion this year. We'll probably step that up next year. So, we're very confident in our card acquisition." *– Steve Squeri (Chairman & CEO)*

Capital One

"We continue to see attractive growth opportunities in our Domestic Card business. Our opportunities are enhanced by our technology transformation. And our marketing continues to deliver strong new account growth across the domestic card business. As a result, **we are leaning into marketing to drive resilient growth and enhance our domestic card franchise.**

As always, we're keeping a close eye on competitor actions and potential marketplace risks. We **expect fourth quarter marketing will be seasonally higher**." *– Richard Fairbank (Chairman & CEO)*

mastercard

"On a macroeconomic front, there are a few factors we focus on. First, the **labor market remains strong**, which is a key driver of consumer spending. However, we continue to monitor aspects such as credit availability and savings behaviors. Second, **although inflation levels have moderated, they remain elevated.**

As central banks continue to actively manage monetary policy, we expect the impacts to vary across countries and sectors. Also, **geopolitical uncertainty remains a concern**, further underscored by the recent events in the Middle East. We are monitoring these moving pieces and stand ready to manage the business accordingly." *– Michael Miebach (CEO)*

Source: Q3 '23 Earnings Transcripts

Financial Overview

Q3 2023 Results $35.5mm Q3 ‘23 Q2 YTD ‘22 Net Sales $96.9mm 36.7% $38.0mm 50.5% $103.3mm $21.9mm 59.8% $32.7mm 31.6% (6.2%) Record domestic quarter offset by lower international sales 74% (931 bps) 8.8% 505 bps Net Income Gross Margin Adjusted EBITDA1 Adjusted EBITDA Margin1 Q3 ‘22 % Change Commentary 1 Adjusted EBITDA is a non-GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation The decrease was primarily due to lower production efficiencies from new card constructions and customer designs Includes $15.1mm positive benefit when comparing Q3 ‘23 vs. Q3 ‘22 from re-valuation of warrant, earnout consideration, & derivatives liability driven by change in stock price Excludes net change from re-valuation of earnout & warrants Q3 ‘23 includes ($3.1mm) net impact from Arculus investment 9

YTD September 2023 Results $107.9mm YTD Sep ‘23 Q2 YTD ‘22 Net Sales $290.7mm 37.1% $81.5mm 53.7% $284.7mm $109.5mm 59.5% $105.6mm 37.1% 2.1% Record net sales year to date driven by continued strong US demand offset by international business impacted by global economic conditions (26%) (577 bps) 2.1% (1 bps) Net Income Gross Margin Adjusted EBITDA1 Adjusted EBITDA Margin1 YTD Sep ‘22 % Change Commentary 1 Adjusted EBITDA is a non-GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation Excludes net change from re-valuation of earnout & warrants YTD Sept ‘23 includes ($11.8mm) net impact from Arculus investment 10 The decrease was primarily due to lower production efficiencies from new card constructions and customer designs Includes $25.7mm negative impact when comparing YTD Q3 ‘23 vs. YTD Q3 ‘22 from re-valuation of warrant, earnout consideration, & derivatives liability driven by change in stock price

$84 $79 $74 $78 $84 $19 $15 $22 $21 $13 $103 $94 $95 $99 $97 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 International Domestic Net Sales Trend YTD, international mix is ~20 percent of total net sales, in line with long range view of business In millions International Domestic 13% 87% 21% 79% 19% 81% 16% 84% 11 23% 77 % YTD = $55mm (19% of Total) -20% vs. Prior Year YTD = $236mm (81% of Total) +9% vs. Prior Year

Balance Sheet (Unaudited) Source: Company financials Note: Financial position has been derived from CompoSecure’s consolidated financial statements for the quarters ended September 30, 2023 and December 31, 2022 respectively. 12 ($mm) Q3 2023A Q4 2022A Assets Current Assets Cash & cash equivalents $24 $14 Accounts receivable, net 49 37 Inventories 52 42 Prepaid expenses and other Current assets 4 4 Total Current Assets 128 97 Property and equipment, net 23 23 Deferred tax assets 28 26 Other assets 16 18 ($mm) Term Loan Convertible debt Total assets $195 $163 Total Debt $215 $130 Liabilities and Members' Equity Less: Financing Costs (2) (2) Current Liabilities Debt net of Financing Costs $213 $128 Accounts payable $14 $7 Accrued expenses 14 10 Current portion $10 $0 Other current liabilities 14 16 Long term, net 203 128 Current portion of long-term debt 10 14 Debt Net of Financing Costs $213 $128 Total current liabilities 53 47 Long-term debt, net of deferred finance costs 203 216 Convertible Debt, net of debt discount 128 128 Other liabilities 50 64 Total liabilities $434 $455 Members' Equity (239) (292) Total liabilities and members' equity $195 $163 Q3 2023A Reconcilaition of Gross to Net Debt

Q3 Earnings per Share: GAAP 19.1mm Basic Q2 YTD ‘22 GAAP Net Income $38.0mm $0.39 $7.5mm1 Three months ended 9/30/23 Three months ended 9/30/22 $38.0mm $12.3mm2 35.8mm $0.34 $21.9mm $21.9mm $2.8mm3 $3.6mm4 15.4mm 19.7mm $0.18 $0.18 Net Income used in EPS Total Shares used in EPS Earnings per Share Diluted Basic Diluted Source: Company Financials 1 24.3% of net income of $40.4mm of operating entities plus 100% of C-Corp net loss of $2.4mm. 2 24.3% of net income of $40.4mm of operating entities plus 100% of C-Corp net loss of $2.4mm plus exchangeable notes and equity awards of $4.8mm. 3 20.6% of net income of $24.0mm of operating plus 100% of C-Corp net loss of $2.1mm. 4 20.6% of net income of $24.0mm of operating plus 100% of C-Corp net loss of $2.1mm plus equity awards of $0.7mm. 13

YTD Earnings per Share: GAAP 18.4mm Basic Q2 YTD ‘22 GAAP Net Income $81.5mm $0.86 $15.8mm1 Nine months ended 9/30/23 Nine months ended 9/30/22 $81.5mm $26.5mm2 35.4mm $0.75 $109.5mm $109.5mm $15.5mm3 $30.9mm4 15.1mm 32.8mm $1.02 $0.94 Net Income used in EPS Total Shares used in EPS Earnings per Share Diluted Basic Diluted Source: Company Financials 1 24.3% of net income of $86.8mm of operating plus 100% of C-Corp net loss of $5.3mm. 2 24.3% of net income of $86.8mm of operating plus 100% of C-Corp net loss of $5.3mm plus exchangeable notes and equity awards of $10.7mm. 3 20.6% of net income of $118.4mm of operating plus 100% of C-Corp net loss of $9.0mm. 4 20.6% of net income of $118.4mm of operating plus 100% of C-Corp net loss of $9.0mm plus exchangeable notes and equity awards of $15.4mm. 14

Q3 Adjusted Earnings per Share Source: Company Financials 1 GAAP Net Income of $38.0mm less Additional Tax Provision of $4.9mm less Fair Value/Mark to Market Changes for Warrants and Earnouts and Equity Awards Adjustment of $11.4mm. 2 GAAP Net Income of $21.9mm less Additional Tax Provision of $4.9mm plus Fair Value/Mark to Market Changes for Warrants and Earnouts and Equity Awards Adjustment of $2.7mm. 3 Outstanding Class A plus Class B Shares. 4 Outstanding Class A plus Class B Shares plus 8.1mm Public and Private Warrants (Converted Using Treasury Stock Method) and 3.7mm Equity Awards. 5 Outstanding Class A plus Class B Shares plus 8.1mm Public and Private Warrants (Converted Using Treasury Stock Method) and 4.2mm Equity Awards . 6 Adjusted Net Income and Adjusted EPS are non-GAAP financial measures. For reconciliation of these non-GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix 79.0mm3 Basic Q2 YTD ‘22 GAAP Net Income $38.0mm $0.27 $21.7mm1 Three months ended 9/30/23 Three months ended 9/30/22 $38.0mm $21.7mm1 90.8mm4 $0.24 $21.9mm $21.9mm $19.8mm2 $19.8mm2 76.0mm3 88.3mm5 $0.26 $0.22 Adjusted Net Income Total Shares used in EPS Adjusted EPS6 Diluted Basic Diluted 15

YTD Adjusted Earnings per Share Source: Company Financials 1 GAAP Net Income of $81.5mm less Additional Tax Provision of $17.0mm plus Fair Value/Mark to Market Changes for Warrants and Earnouts and Equity Awards Adjustment of $0.7mm. 2 GAAP Net Income of $109.5mm less Additional Tax Provision of $13.7mm less Fair Value/Mark to Market Changes for Warrants and Earnouts and Equity Awards Adjustment of $30.3mm. 3 Outstanding Class A plus Class B Shares. 4 Outstanding Class A plus Class B Shares plus 8.1mm Public and Private Warrants (Converted Using Treasury Stock Method) and 3.9mm Equity Awards . 5 Outstanding Class A plus Class B Shares plus 8.1mm Public and Private Warrants (Converted Using Treasury Stock Method) and 4.7mm Equity Awards . 6 Adjusted Net Income and Adjusted EPS are non-GAAP financial measures. For reconciliation of these non-GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix 78.4mm3 Basic Q2 YTD ‘22 GAAP Net Income $81.5mm $0.83 $65.3mm1 Nine months ended 9/30/23 Nine months ended 9/30/22 $81.5mm $65.3mm1 90.4mm4 $0.72 $109.5mm $109.5mm $65.5mm2 $65.5mm2 75.7mm3 88.5mm5 $0.86 $0.74 Adjusted Net Income Total Shares used in EPS Adjusted EPS6 Diluted Basic Diluted 16

2023 Guidance Revising full year net sales and adjusted EBITDA guidance Net Sales Adjusted EBITDA1 2022 $378mm $136mm 1 Adjusted EBITDA is a non-GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation $400mm - $425mm $145mm - $155mm 2023 Original B/(W) vs. ‘22 +6% / +12% B/(W) vs. ’22 +7% / +14% 17 $386mm - $392mm $141mm - $146mm 2023 Revised +2% / +4% +4% / +7%

Strategic Priorities A leader in Metal Payment Cards, Security, Storage, and Authentication Technology Drive premium payment card sales through continued domestic growth, international expansion, and FinTechs Deliver innovative new card constructs and leverage our scale and existing relationships Enhance Arculus capabilities (blockchain support, payment card integration, & channel expansion) to drive adoption across key B2B verticals given demand for multi-factor authentication security solutions Optimize investment in product lines across advertising initiatives, talent, software development, and partnerships to accelerate growth Focus on process efficiencies, materials procurement, and upsell opportunities to maintain strong margins 18

Investor Relations Contact ir.composecure.com Sean Mansouri 720-330-2829 ir@composecure.com 19 19

Appendix

21

CompoSecure, Inc. (Nasdaq: CMPO)

Summary Equity Capitalization Table (with net exercise model)

As of September 30, 2023

Holders	# of Shares Issued & Outstanding	# of Shares Issued & Outstanding
Public Shareholders (including PIPE & Sponsor): Class A	19.3mm	19.3mm
Historic CompoSecure Owners: Class B	60.0mm	60.0mm
Subtotal	**79.3mm**	**79.3mm**
Holders	**# of Shares Reserved for Immediately Exercisable In-The-Money Options**	**# of Shares Reserved for Immediately Exercisable In-The-Money Options (assuming net exercise)[1]**
Merger Rollover Options	3.3mm	2.7mm
Total	**82.6mm**	**82.0mm**
Convertible Instruments	**# of Shares Reserved for Conversion**	**# of Shares Reserved for Conversion (assuming net exercise)**
Public Warrantholders[2]	22.1mm	8.0mm
Roman Sponsor Warrantholders[2]	0.3mm	0.1mm
Exchangeable Noteholders[3]	11.3mm	11.3mm
Grand Total	**116.3mm**	**101.4mm**

Notes: The table above excludes shares which may be issued in the future for contingent "earnout", equity incentive plan, employee stock purchase plan, and 401K plan

[1] Assumes exercise net of strike price, valuation at assumed FMV of $10.00

[2] Assumes treasury stock method, $11.50 strike price, & valuation at assumed FMV of $18.00

[3] Assumes $11.50 strike price with redemption (at company's discretion) after three years if FMV exceeds $14.95

Statement of Operations (Unaudited) Source: Company financials Note: Operating results have been derived from CompoSecure’s consolidated financial statements for the three and nine months ended September 30, 2023 and 2022 respectively 22 ($mm) Q3 2023A Q3 2022A YTD Sep 2023A YTD Sep 2022A Revenue Net Sales $97 $103 $291 $285 Cost of Sales (48) (42) (135) (115) Gross Profit $49 $62 $156 $169 Operating Expenses Selling, general and administrative (20) (36) (68) (79) Income from operations $29 $26 $89 $90 Other expense Other income (expense), net 9 (4) (7) 19 Net Income $38 $22 $81 $109

Statement of Cash Flows (Unaudited) Source: Company financials Note: Cash flows have been derived from CompoSecure’s consolidated financial statements for the nine months ended September 30, 2023 and 2022 respectively 23 ($mm) YTD Sep 2023A YTD Sep 2022A Cash flows from operating activities Net income $81 $109 Depreciation 6 7 Equity compensation expense 13 8 Amortization of deferred finance costs 1 2 Change in fair value of earnout, warrant and derivative (12) (38) Accounts receivable (11) (18) Accounts payable 7 6 Inventories (10) (13) Prepaid expenses and other assets (0) (0) Deferred tax expense (benefit) (1) 3 Other liabilities (1) 16 Accrued expenses 4 10 Net cash provided by operating activities $78 $91 Cash flows rom investing activities Acquisition of property and equipment (7) (7) Net cash used in investing activities ($7) ($7) Cash flows from financing activities Proceeds from employee stock purchase plan and exercise of equity awards 1 0 Payment of line of credit 0 (5) Payment of Tax receivable agreement liability (2) 0 Payments for taxes related to net share settlement of equity awards (3) 0 Payment of term loan (18) (17) Deferred finance costs related to debt origination (0) 0 Issuance cost related to business combination 0 (24) Tax Distribution to members (38) (44) Net cash used in financing activities ($61) ($90) Net increase (decrease) cash, cash equivalents and restricted cash 10 (7) Cash, cash equivalents and restricted cash, beginning of year $14 $22 Cash, cash equivalents and restricted cash, end of year $24 $15 Supplementary disclosure of cash flow information Cash paid during the year for interest 18 15 Derivative asset - interest rate swap 8 9

Non-GAAP Adjusted EBITDA Reconciliation (Unaudited) Source: Company financials Non-Cash Equity Awards: Equity based expenses related to the equity incentive plan Non-Cash Mark-to-Market Adjustments: Related to changes in fair value of liabilities for warrants, earnouts and derivatives assets. 1 2 1 2 24 $mm Q3 2023A Q3 2022A YTD Sep 2023A YTD Sep 2022A Net Income $38 $22 $81 $109 Interest Expense 6 6 18 16 Depreciation and Amortization 2 2 6 7 Taxes 1 0 1 4 Unadjusted EBITDA $47 $30 $107 $136 Non-Cash Equity Awards Expense 5 4 13 8 Mark-to-Market Adjustments -16 -1 -12 -38 Other 0 0 0 0 Total EBITDA Adjustments ($12) $3 $1 ($30) Adjusted EBITDA $36 $33 $108 $106 Adjusted EBITDA % 37% 32% 37% 37%

Non-GAAP EPS Reconciliation (Unaudited) Source: Company financials 1 Assumes treasury stock method, valuation at assumed FMV of $18.00 2 Includes options, RSUs, and ESPP shares 25 ($mm) BASIC DILUTED BASIC DILUTED GAAP Net Income $38.0 $38.0 $81.5 $81.5 Adjust for tax provision 0.9 0.9 0.7 0.7 Tax Provision -5.9 -5.9 -17.6 -17.6 Tax Adjusted Net Income $33.1 $33.1 $64.5 $64.5 Fair Value and Stock Based Compensation Adjustment -$11.4 -$11.4 $0.7 $0.7 Total Adjusted Net Income $21.7 $21.7 $65.3 $65.3 Class A + Class B Shares 79.0 79.0 78.4 78.4 Public & Private Warrants 1 - 8.1 - 8.1 Equity Awards 2 - 3.7 - 3.9 Total Shares 79.0 90.8 78.4 90.4 EPS $0.27 $0.24 $0.83 $0.72 Three months ended 9/30/2023 Nine months ended 9/30/2023